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                         JUNIOR PARTICIPATION AGREEMENT
                              (Fixed Dollar Amount)



     JUNIOR PARTICIPATION AGREEMENT dated September 17, 1997 by and between CONGRESS FINANCIAL CORPORATION, a California corporation, with its principal place of business at 1133 Avenue of the Americas, New York, New York 10036 ("Congress"), and ROBERT M. RUBIN, an individual residing at 6060 Kings Gate Circle, Delray Beach, Florida 33486 and JAY M. KAPLOWITZ, an individual residing at 101 East 52nd Street, New York, New York 10022 (individually, a "Participant", and, collectively, the "Participants").

                              W I T N E S S E T H:

     WHEREAS, Congress and Jean Grayson's Brownstone Studio, Inc., a New York corporation as debtor and debtor-in-possession in Case No. 97-B-41214, United States Bankruptcy Court for the Southern District of New York, under Chapter 11 of Title 11 of the United States Code (the "Borrower"), have entered into a Loan and Security Agreement dated February 28, 1997 (the "Loan Agreement");

     WHEREAS, pursuant to the Loan Agreement, and to an order of the Bankruptcy Court authorizing and approving the transactions under the Loan Agreement, Congress has made and may hereafter make loans, advances, and other extensions of credit to the Borrower, secured by security interests in and liens on the Collateral (as hereinafter defined); and

     WHEREAS, the Participants wish to acquire from Congress, upon the terms and conditions hereinafter set forth, a subordinated participation of up to $2,000,000 in the unpaid Advances (as hereinafter defined), the Collateral, and Congress's rights under the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

     Section

1.  Definitions

     The following definitions shall have the following meanings when used herein:


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     1.1 "Advances" means all loans, advances, guaranties, extensions of credit, and other financial accommodations made or to be made by Congress to or on behalf of the Borrower pursuant to the Financing Agreements, and all other items (other than interest or other compensation) chargeable to the Borrower's loan account or owed by the Borrower to Congress pursuant to the Financing Agreements or the Financing Order.

     1.2 "Collections" means all monies received by Congress from the Borrower or other sources as principal or interest on account of the Advances or as proceeds of the Collateral.

     1.3 "Collateral" has the meaning given to such term in the Financing Agreements.

     1.4 "Default" means an Event of Default under and as defined in the Loan Agreements or the Financing Order.

     1.5 "Financing Agreements" means, collectively, the Loan Agreement and all notes, guarantees, security agreements, and other agreements, documents and instruments now or at any time hereafter executed or delivered in connection with the Loan Agreement by Borrower, or any other person obligated in any way with respect to the Obligations or which owns property securing the Obligations, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced.

     1.6 "Financing Order" means, collectively, (a) the Final Order authorizing and approving the transactions under the Financing Agreements, entered by the Bankruptcy Court on March 14, 1997 and (b) the Modification Order.

     1.7 "In Liquidation" means Congress has demanded payment of the Advances or has declared the Advances to be immediately due and payable upon a Default, or that Congress has decided to cease making or to restrict Advances and to administer the Borrower's loan account so as to achieve full repayment of the Advances through the orderly collection and liquidation of the Collateral.

     1.8 "Modification Order" means the Order entered by the Bankruptcy Court on the date hereof, authorizing and approving certain amendments to the Loan Agreement in connection with the Participation.

     1.9 "Obligations" has the meaning given to such term in the Loan Agreement.

     1.10 "Participants' Interest" means, at any particular time, an amount equal to: (a) the aggregate cumulative amount of the Participants' payments to Congress pursuant to Section 2.1 hereof; minus (b) the aggregate amount of all sums at such time which have been repaid to either Participant by Congress in accordance with this Agreement (other than the


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compensation provided for in Section 4.1 hereof) and not returned pursuant to
Section 4.8, 4.9, or 6.1 hereof.


     1.11 "Participation" means the Participants' fixed dollar amount subordinated participation hereunder in the outstanding Advances, the Collateral and Congress's rights under the Financing Agreements and Financing Order.

     1.12 "Prime Rate" means the rate from time to time publicly announced by as CoreStates Bank, N.A., Philadelphia, Pennsylvania as its prime rate, whether or not such announced rate is the best rate available at such bank.

     1.13 "Other Definitions" Other terms used herein as defined terms and not defined elsewhere in this Agreement shall have the same respective meanings as in the Financing Agreements and the Financing Order.

     Section 2. Purchase and Sale of Participation

     2.1 Congress hereby agrees to sell to the Participants jointly, and the Participants hereby agree to purchase from Congress jointly, the Participation, on the terms and conditions of this Agreement. The initial amount of the Participation purchased on the date hereof is $455,000, and Participants have herewith paid such sum to Congress. From to time hereafter, not more frequently than weekly, and upon not less than one business days' prior telephonic notice, Participants may purchase from Congress, and Congress shall sell to Participants, additional amounts of the Participation upon payment to Congress of the purchase price therefor in immediately available funds.

     2.2 The Participation shall at all times be subject and subordinate to Congress's share of and interest in the Advances, the Collateral, the Collections, and the rights under the Financing Agreements and the Financing Order.

     2.3 Each Participant acknowledges that Congress has provided the Participants with copies of all of the Financing Agreements and the Financing Order and with such financial and other information pertaining to the Borrower as either Participant requested in order to make an independent, informed judgment with respect to the purchase of the Participation. Each Participant also acknowledges that he is familiar with the Borrower's business, assets, and financial condition. Each Participant acknowledges that Congress has not made and does not make any statements, representations or warranties, express or implied, as to the Borrower's financial condition, the ability of the Borrower to repay the Advances or perform any of its obligations under the Financing Agreements and the Financing Order, or with respect to the validity, enforceability, collectibility, priority or perfection of the Financing Agreements and the Financing Order and the transactions thereunder or the Collateral, or the accuracy of any information about the Borrower provided to the Participants, and that each Participant is fully familiar with and has made his own analysis of all the details thereof. Each Participant represents and warrants that he has exercised his own independent credit judgment


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before entering into this Participation Agreement and purchasing the

Participation and that, in doing so, he did not rely on any statement of Congress. Each Participant will, at all times in the future, his its own investigation and evaluation of the operations, business, property, and condition (financial or otherwise) of the Borrower and his own appraisal of the Borrower's creditworthiness. Each Participant further acknowledges that he was represented by legal counsel in connection with his negotiation, execution and delivery of this Agreement.

     Section 3. Administration.

     3.1 All of the transactions under the Financing Agreements and the Financing Order will be conducted in Congress's name, and all Collateral and Collections will be held by Congress in its sole name. Congress agrees that it will keep a record of all the Advances and the Collateral and of the status of the Borrower's loan account, appropriately marked so as to show the interest of the Participants therein; and that it will, in the recording of the Collateral on its books, appropriately disclose the interest of the Participants therein.

     3.2 Congress agrees that, subject to the Borrower's satisfaction of the terms and conditions for Advances set forth in the Financing Agreements, Congress will make available to the Borrower Advances in the entire amount of Participants' Interest from time to time.

     3.3 Congress shall transmit to each Participant, within 15 days after the end of each month, or at such other times as may be mutually agreed upon, a statement of the loan account with the Borrower for such month, summarizing the Advances made during such month, the principal and interest payments received, and the payments, if any, made by Congress to the Participants hereunder during such month.

     3.4 Each Participant hereby agrees that Congress shall have the right to carry out the provisions of the Financing Agreements and the Financing Order with the Borrower, and to exercise all rights and privileges accruing to it by reason of the provisions thereof, and to enforce its rights thereunder for the joint benefit of Congress and the Participants, according to Congress's discretion and the exercise of its business judgment, in accordance with its normal operating procedures. Without limiting the generality of the foregoing, each Participant acknowledges and agrees that, except as expressly provided to the contrary in Sections 3.2 and 3.5:

          (a) Congress has complete discretion with respect to the making of Advances and the amount thereof, including without limitation, the right to make advances in excess of any limitations set forth in the Financing Agreements and the right to continue to make Advances when the Borrower's loan account is In Liquidation;

          (b) Congress may, without either Participant's consent, make all decisions pertaining to the enforcement of the terms of the Advances, including,



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     without limitation, declaring defaults, making demand for payment of the
     Advances, and determining the order and manner of enforcing the security interests in the Collateral; without limiting the generality of the foregoing, neither Participant shall have any right to consent to, or to object to any terms of, any disposition of Collateral approved by Congress and authorized by order of the Bankruptcy Court in Borrower's case; and

          (c) Congress may, without either Participant's consent, modify, amend or supplement, or waive provisions of, the Financing Agreements or the Financing Order in any respect, to the same extent as if no Participation had been sold to the Participants.

     3.5 Notwithstanding Section 3.4 to the contrary, until the Participants' Interest has been reduced to zero, Congress will not take any of the following actions without the Participants' consent:

          (a) agree to release any Collateral from Congress's security interests and liens except (i) Inventory sold in the ordinary course of business,
     (ii) other Collateral sold or disposed of pursuant to authorization granted by the Bankruptcy Court after notice and hearing, and where the proceeds of such sale or other disposition are applied to the payment of the Obligations, or (iii) in connection with a sale or other disposition upon enforcement of Congress's security interests and liens when the Borrower's account is in Liquidation; or

          (b) agree to subordinate the priority of Congress's security interests or liens or priority administrative claim for the Obligations (except as already subordinated at the date hereof).

     3.6 Except as expressly set forth herein, Congress shall not be liable to either Participant for any action taken or omitted in connection with any transaction covered by the Financing Agreements or the Financing Order.

     3.7 Nothing herein contained shall confer upon either Congress or either Participant any proprietary interest in, or subject either of them to any liability for or in respect of, the business, assets, profits, losses or obligations of the other, except only as to the transactions with the Borrower to the extent of the Participation. The relationship between the Participants and Congress shall be that of a purchaser and seller of a property interest and not a creditor-debtor relationship or joint venture. Congress shall owe the Participants no duty except as expressly set forth herein. Congress shall not be deemed to be the trustee of or a fiduciary for either Participant in connection with any matter contemplated hereby.

     Section 4. Payments; Expenses



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     4.1 Except as provided below, Congress will pay to the Participants jointly each month compensation equivalent to interest on the Participants' Interest, out of and only to the extent of the amounts actually received by Congress as interest on the Advances during such month at a rate per annum equal to the Prime Rate minus three and one-half percent (3-1/2%). Such compensation shall be calculated on the same basis on which interest is calculated on the Advances. Notwithstanding the foregoing, if the Borrower's loan account with Congress is In Liquidation, then all payments of the Participants' compensation under this section shall be suspended until Congress has received payment in full of all Extraordinary Expenses and Congress's share of the outstanding Advances and the accrued interest thereon.

     4.2 Except as provided in Section 4.1 above, Congress shall retain in full all fees, charges, and compensation paid by the Borrower pursuant to the Financing Agreements and the Financing Order.

     4.3 The Participants shall not be entitled to the repayment of Participants' Interest except as provided in Section 4.4 of this Agreement. Congress does not assume, and shall not have any personal liability to either Participant for, the repayment of any part of the Participants' Interest or any compensation thereon, and any losses arising from or with respect to the Participants' Interest or the compensation thereon shall be borne by the Participants.

     4.4 Upon the expiration or earlier termination of the Financing Agreements, or when the Borrower's account is In Liquidation, Congress shall pay to the Participants jointly all Collections received by Congress, if any, after the payment in full to Congress of the Extraordinary Expenses and Congress's share of and interest in the Advances and accrued interest thereon, until the Participants' Interest and Participant Expenses (as hereinafter defined) shall have been repaid in full. At Congress's election in its sole discretion, Congress may make such payments by turning over such Collections to the Participants in the form received.

     4.5 Each Participant acknowledges that during the term of the Financing Agreements and when the Borrower's account is not In Liquidation, the outstanding Advances may be less than the Participants' Interest. Congress shall not be required to make any payment in reduction of the Participants' Interest while either such circumstance exists.

     4.6 Congress shall bear the ordinary general and administrative overhead costs and expenses of managing and servicing the transactions under the Financing Agreements. Extraordinary Expenses (as hereinafter defined) shall be borne by Congress and the Participants pro rata, in accordance with their respective participations in the Advances, provided, however, that except as expressly set forth below with respect to Claims or in Section 5.1, the Participants' share of Extraordinary Expenses shall be paid out of Collections, and the Participants shall not be required to pay their share out of other funds. Extraordinary Expenses shall not include any Participant Expenses (as hereinafter defined). "Extraordinary Expenses" shall consist of: (a) additional Advances, if any, made when the Borrower's loan account in Liquidation; and (b)

attorneys' fees and disbursements, court costs, the fees of an



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outside agency, and all other out-of-pocket costs and expenses incurred by
Congress (i) in connection with the enforcement of any rights and remedies against the Borrower or any guarantors or with regard to any Collateral, or (ii) for the protection and preservation of any Collateral (including, without limitation, in connection with or related to paying insurance premiums, discharging liens, paying taxes, and complying with environmental laws) or (iii) in defending any action or opposing any claim asserted at any time by the Borrower or any stockholder, guarantor, receiver, or trustee in bankruptcy or any other party against either Congress or the Participants because of any alleged claim of usury, ultra vires act, or invalidity, or any alleged preferential or fraudulent transfer, or any other claim in connection with the transactions under the Financing Agreements and the Financing Order or the Collateral (any action or claim described to in this clause (iii) being referred to herein as a "Claim"). The Participants shall reimburse jointly and severally Congress on demand its proportionate share of all amounts paid by Congress on account of any Claim, which payment may be made by Congress, in its sole discretion, in settlement, compromise or otherwise. "Participant Expenses" shall mean attorneys' fees and disbursements and all other out-of-pocket costs and expenses incurred by either Participant in connection with the negotiation of this Agreement or otherwise in connection with the Participation and which, under the Financing Agreements, constitute part of the Obligations. Congress may, in its sole discretion, apply Collections to reimburse itself and the Participants (if and to the extent that Participants have reimbursed Congress as provided hereunder) for Extraordinary Expenses actually expended, and may reserve such portion of the Collections as it may deem necessary to cover such Extraordinary Expenses which have accrued or are foreseeable.

     4.7 The Participants shall not, and shall not permit any of their respective affiliates to, exercise any right of banker's lien, set-off, or counterclaim against the Borrower or its assets except to the extent that, under applicable law or agreement, the proceeds thereof are permitted to be turned over to Congress as Collections. All proceeds from any such exercise of such right shall be promptly paid to Congress in the form received and shall constitute Collections for all purposes hereof.

     4.8 Any payment by Congress to either Participant in respect of Collections, other than in connection with a charge to the Borrower's loan account, is subject to the final collection of the item or instrument by which such Collections were paid to Congress. If any such item or instrument is returned uncollected or unpaid for any reason, then each Participant, on Congress's request, shall jointly and severally repay to Congress the amount of such item or instrument received by either Participant or, if Congress so elects, Congress may deduct such amount from any subsequent payment of Collections to be made to Participants. The provisions of this Section shall survive the repayment of Participants' Interest and the termination of this

Agreement.

     4.9 Notwithstanding any provision of this Agreement to the contrary, if Congress shall be required (pursuant to a judgment, final decree or other order of by reason of any compromise or settlement agreed to by Congress in its discretion) to repay or return any Collections, because Congress's receipt of such Collections constituted a preference, a



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fraudulent conveyance, or usury, or for any other reason, then each Participant shall jointly and severally pay to Congress the amount of any such Collections that were received by either Participant, together with the Participants' proportionate share (determined on the basis of the proportion of such Collections received in the aggregate by the Participants) of all interest and costs assessed against or incurred by Congress in connection therewith. The provisions of this Section shall survive the repayment of Participants' Interest and the termination of this Agreement.

     4.10 Any payment by Congress to either Participant in respect of the Participation shall be made as directed by Robert M. Rubin from time to time. Congress shall have no responsibility to determine, as between the Participants, which Participant is entitled to received such payment or any portion thereof or to see to the receipt by either Participant of his share thereof, and the payment by Congress to such account of any amount due from Congress to either Participant hereunder shall discharge Congress from all obligations and liabilities of Congress hereunder with respect to such amount.

     Section 5. Liability and Indemnity

     5.1 Except as otherwise expressly provided in this Agreement, Congress shall not itself, nor shall its directors, managers, officers, employees, or agents, be liable or responsible, directly or indirectly, to either Participant for any action taken, or omitted to be taken, by Congress, or for the consequences of any oversight or error of judgment on its or their part, unless taking, or omitting to take, such action on the part of Congress, or such oversight or error in judgment on the part of Congress or its directors, managers, officers, employees, or agents, constitutes willful misconduct and is the proximate cause of actual loss sustained by such Participant. In the absence of willful misconduct by or on behalf of Congress, each Participant hereby jointly and severally indemnifies ratably Congress (to the extent not reimbursed by the Borrower) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including legal fees and costs) or disbursements of any kind of nature whatsoever ("Losses") which may be imposed on, incurred by or asserted against Congress by or to third parties in any way relating to or arising out of this Participation Agreement, the Financing Agreements and the Financing Order and the transactions thereunder, the Collections, the Advances, or the Collateral, or any action taken or omitted by Congress under or pursuant to this Participation Agreement, the Financing Agreements and the Financing Order or the transactions thereunder, the Collections, the Advances, or the Collateral. The provisions of this Section shall survive the repayment of the Participants' Interest and the termination of this Agreement.

     Section 6. Term and Termination

     6.1 This Agreement is a continuing agreement and cannot be terminated by either Participant. Notwithstanding the foregoing, Congress may in its discretion terminate or reduce the Participation at any time by repaying to the Participants the full amount of the Participants' Interest or the amount by which Congress elects to reduce the Participants'



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Interest. If, when the Borrower's account is In Liquidation, Congress has received payment in full of all Extraordinary Expenses and Congress's share of the Advances and all accrued interest thereon, then Congress shall have the option, but not the obligation, to assign to the Participants (without recourse, representation, or warranty of any kind) all of Congress's remaining rights and interest in the Advances, the Financing Agreements, the Financing Order, and the Collateral, which shall be deemed full repayment to the Participants of the Participation; provided, however, that if Congress is required to repay or return any Collections as contemplated by Section 4.6 hereof that were applied to Extraordinary Expenses or to Congress's share of the Advances and interest thereon, the foregoing assignment shall be deemed rescinded until such time as Congress has received final repayment of the amounts to which such repaid or returned Collections had been applied, and the Participants shall promptly and jointly and severally pay to Congress the amount of all Collections received in the aggregate in the aggregate by Participants prior to such recission, up to the amount of the Collections repaid or returned by Congress. Upon such assignment, Congress shall have no further liability to the Participants hereunder.

     Section 7. General

     7.1 All notices, requests, and consents provided for herein shall be in writing and mailed to the respective parties at the addresses first set forth above, or at such other addresses as either of them shall have specified to the other in writing.

     7.2 This Agreement: (a) shall be binding upon and inure to the benefit of the parties hereunder and their respective legal representatives, successors and permitted assigns; (b) shall be governed, construed and interpreted in all respects in accordance with the laws of the State of New York (without regard to the conflicts of laws principles of such state); and (c) may not be modified, amended, terminated or otherwise changed orally or by any course of dealing or in any manner except by an agreement in writing signed by the duly authorized officer of the party to be charged. Neither Participant shall sell, pledge, assign, subparticipate, or otherwise transfer all or any part of the Participation without Congress's prior written consent, except to Diplomat Corporation or Lew Magram Ltd. Congress may assign or grant other participations in all or any part of the Advances and the related rights under the Financing Agreements and in and to the Collateral without either Participant's prior consent.

     7.3 Each of Congress and the Participants hereby expressly submits and consents in advance to the jurisdiction of the Supreme Court of the State of New York in the County of New York and the United Stated District Court for the Southern District of New York in any action or proceeding commenced by the other in either such court with reference to any claim or dispute between the parties pertaining directly or indirectly to this Agreement or to any matter arising therefrom, and each of the parties agrees that venue will be proper in such courts on such matters and waives any objection based on forum non conveniens. Each of the parties hereby waives the right to trial by jury in any such action or proceeding, and waives personal service of any summons, complaint, writ, process and/or papers, which

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instead may be made by registered or certified mail addressed to the party to be served at the address to which notices are to be sent pursuant to paragraph 7.1 hereof.

     7.4 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, Congress and the Participants have executed this Agreement this 17th day of September, 1997.

                                      CONGRESS FINANCIAL CORPORATION


                                      By: /s/
                                         ----------------------------------
                                         Name:
                                         Title:


                                          /s/
                                         ----------------------------------
                                             Robert M. Rubin


                                          /s/
                                         ----------------------------------
                                             Jay M. Kaplowitz

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